                                                                   EXHIBIT 10.24
                          PURCHASE CONTRACT #250400/00k

Moscow                                                          April 25, 2000

Limited Liability Company "Sparrk" represented by its Director General Barkov S.A. acting on the basis of the Bylaws, hereinafter referred to as the Seller, on the one hand, and Close Joint-Stock Company "OXIRIS", hereinafter referred to as the Buyer, represented by Dolgov V.A. acting on the basis of the Bylaws, on the other, have signed the present Contract as follows:

                           1. SUBJECT OF THE CONTRACT

1.1. The Seller shall transfer and the Buyer shall pay for the Goods (books) specified in the Seller's price list in accordance with the present Contract.
1.2. The transfer of the Goods shall be effected upon the Buyer's oral or written request. The amount and assortment of the Goods are indicated in waybills enclosed to every consignment of the Goods.

                             2. PRICE OF THE GOODS

2.1. The price for the Goods is fixed in Russian rubles and determined by the Seller's price list.
2.2. The price for the Goods is specified in invoices and waybills enclosed to every consignment of the Goods.
2.3. The price of the Goods includes the cost of the Goods and packing.

                    3. RIGHTS AND OBLIGATIONS OF THE PARTIES

3.1. The Seller shall:
       3.1.1. provide the Buyer with the Goods of the proper quality conforming to certificates, other technical documents and sanitary norms and regulations if the Goods in question are available at the Seller's warehouse against an order placed by the Buyer within 24 hours of the order receipt.
       3.1.2. replace substandard goods within 5 (five) days of the notification of the same. Goods are considered to be substandard if they bear apparent or latent defects or have been rejected by third parties due to defects emerged through the Seller's fault which were not mentioned at the transfer or if their content does not meet the requirements of the current legislation.
       3.1.3. if the Goods are not available at the Seller's warehouse, inform the Buyer of a possible delivery date within 24 hours.
       3.1.4. draw up ... documents.
       3.1.5. extend the quality guarantee for the Goods in the framework of the manufacturer's guarantees.
       3.1.6. once a week notify the Buyer by e-mail of the availability of the Goods at the Seller's warehouse according to the Sellers' price list.
3.2. The Buyer shall:
       3.2.1. transfer the Goods from the Seller's warehouse in Moscow at his own account.
       3.2.2. during the transfer of the Goods, check their quantity and assortment, draw up the appropriate documents, notify the Seller of any defects detected during the transfer. The Buyer has the right to reject the Goods if do not conform to the requested assortment or quantity.

                   4. PRICE OF THE GOODS AND TERMS OF PAYMENT

4.1. The price of a consignment of the Goods is fixed in rubles and equals the number of units of certain Goods multiplied by their price according to item 2.1.
4.2. The payment date is a date when the funds are entered to the Seller's settlement account.
4.3. The Buyer pays for the Goods by the transfer of money to the Seller's settlement account according to the request and invoice not later than 20 days from the date the Goods are received.
4.4. Provided that it is agreed upon, the parties can pay cash in accordance with the RF legislation.

                        5. RESPONSIBILITY OF THE PARTIES

5.1. If any of the parties does not observe any provision hereof, the disputes shall be settled by means of mutual agreements. If the parties do not come to an agreement, the matter is to be submitted for settlement to the International Arbitration Court attached to Moscow Chamber of Commerce and Industry.

                 6. TERM OF VALIDITY AND CANCELLATION PROCEDURE

6.1. The Contract takes effect from the moment of its signing by the parties' authorized representatives.
6.2. The validity term of the present Contract is one calendar year. Upon its expiration the Contact term is automatically extended for every subsequent term unless either of the parties has notified the other in writing before the expiration date of the Contract cancellation or revision.
6.3. The present Contract may be cancelled according to the will of either of the parties upon written notification to the other party not later than a month before the Contract cancellation moment.

                                7. FORCE-MAJEURE

7.1. In the occurrence of circumstances of force-majeure caused directly or indirectly by such factors as flood, fire, earthquake, epidemics, hostilities, military upheaval, terrorist acts, civil disturbances, strikes, instructions, orders or other administrative interference on behalf of the government or other resolutions, administrative or governmental restrictions affecting the execution of the obligations hereof, or other circumstances beyond the parties' reasonable control, the time of the fulfillment of the Contract obligations is extended for the period during which such circumstances last, if they have a considerable effect on a timely execution of the whole Contract of the part of it which is subject to execution after the occurence of force-majeure. Both parties should immediately notify each other in writing of the beginning and cessation of the force-majeure circumstances which hamper the execution of the Conract obligations. The Party referring to the force-majeure circumstances is obliged to prove this by a document issued by a relevant state authority.

                         8. OTHER TERMS AND CONDITIONS

8.1. The Contract may be altered or amended by the parties' written agreement signed by the parties' authorized representatives.
8.2. The parties agree to keep the Contract conditions and any information concerning the other party's activities connected with the present Contract strictly confidential and not to make any public statements regarding these conditions unless a written consent of the other party is received.
8.3. The present Contract along with the Annexes shall substitute for any prior arrangements, regulations, written and oral agreements relating to the subject hereof.

8.4. Within two working days of the date of signing hereof, the parties present their employees (one person from both parties) in charge of organizing technical interaction to exchange data between the information systems of the Buyer and the Seller.
8.5. Within a fortnight of the date of the signing hereof the Party's working groups under the direction of the employees in charge agree upon all details of technical interaction to exchange information concerning the Goods and draw up a Protocol of information exchange and update procedure which is ratified by the parties' authorized representatives being an integral part hereof.

                    9. ADDRESSES PARTICULARS OF THE PARTIES

THE SELLER                                                              THE BUYER
Full name of the organization:                                 Full name of the organization:
LLC<<Sparrk>>                                                  Close Joint-Stock Company<<OXIRIS>>
Legal address: 4, bld. 1 Marshala                              Legal address: 12 Nauchnyi Proezd,
Novikova Str., 123098 Moscow                                   117802 Moscow
Phone: 196-0719, 196-0828                                      Phone: (095) 334-4411
Fax: 196-0719                                                  Fax: (095) 937-5060
Name of the bank: Moscow Bank of                               Name of the bank: Joint-Stock
Joint-Stock Commercial Savings Bank of                         Commercial Bank <<Evrozapsibbank>>
the RF, Department Tushinskoye                                 Settlement account:
7973/01628                                                     40702810700030000049
Settlement account:                                            BIC: 044585726
40702810038210101289                                           Correspondent
BIC: 044525342                                                 account:30101810000000000726
Correspondent account:                                         TIN: 7706200205
30101810600000000342                                           OKONH: 71100, 71200
TIN: 7733054994                                                OKPO: 51260913
OKONH                                                          Director General of Close Joint-Stock
OKPO                                                           Company<<OXIRIS>>
Director General of LLC<<Sparrk>>                              Signature
Signature                                                      Dolgov V.A.
Barkov S.A.                                                    Seal
Seal
April 25, 2000
e-mail: sparrk@cityline.ru

            PROTOCOL TO CONTRACT #______OF <<____>>_____________2000

              TECHNICAL SPECIFICATION OF THE PROVIDED INFORMATION

1. Format of the provided data (database type): Excel, dbf
2. Format of the transferred information update: Excel, dbf
3. Method of information update transfer: through e-mail
4. General information about the goods:
       4.1.  [ ] Title of the product in Russian
       4.2.  [ ] Title of the product in English
       4.3.  [X] Author's (authors') name (-s) in Russian
       4.4.  [ ] Author's (authors') name (-s) in English
       4.5.  [ ] Language of the original
       4.6.  [ ] Author of the translation
       4.7.  [X] Year of issue
       4.8.  [X] Publishing house, city
       4.9.  [X] Number of pages
       4.10. [ ] Type of cover
       4.11. [ ] BBK
       4.12. [ ] UDK
       4.13. [X] ISBN
       4.14. [ ] Overall dimensions
       4.15. [ ] Weight
       4.16. [ ] Annotation
5. Commercial information about the goods:
       5.1.  [X] Price of the goods
       5.2.  [ ] Availability at the warehouse




THE SELLER                                  THE BUYER
Director General                            Dolgov V.A.
LLC<<Sparrk>>                               Signature
Barkov S.A.                                 Seal
Signature
Seal